                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  9
Statement of Operations.......................... 10
Statement of Changes in Net Assets............... 11
Financial Highlights............................. 12
Notes to Financial Statements.................... 13

VNM SAR 4/97

                             LETTER TO SHAREHOLDERS
March 21, 1997

Dear Shareholder,
    As mentioned in your previous
report, VK/AC Holding, Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader in asset                     [PHOTO]
management and investment banking. The
transaction was completed in October,
and we look forward to exploring the
opportunities it creates for investors.
As part of the acquisition, Van Kampen     DENNIS J. MCDONNELL AND DON G. POWELL
American Capital became the distributor
of Morgan Stanley retail funds on January 2, 1997.
    More recently, on February 5, 1997, it was announced that Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The combined company will be a preeminent global financial services firm, with leading market positions in securities, asset management and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe those firms that want to offer investors the greatest opportunities and services in the next century must be market leaders in all facets of their business.

ECONOMIC REVIEW

    Due to fears that strong economic growth would trigger higher inflation and cause the Federal Reserve Board to raise interest rates, bond prices dropped sharply in the first few months of 1996. The Fed ultimately decided to take no action, however, and bond prices responded with a rally in May. The rally continued through the latter part of 1996, with bonds regaining much of the loss they had experienced earlier in the year. Election-year politics further strengthened the municipal market; the flat federal income tax proposal lost support, and the status quo of a split government (a Democratic president and a Republican Congress) was maintained.
    Fixed-income prices showed some volatility in the first two months of 1997, but remained unchanged from year end. During the six-month reporting period, municipal bond yields decreased an average of 25 basis points. In comparison, taxable yields decreased 30 to 35 basis points over the same period. The Trust performed well in this environment in which interest rates declined and the price of bonds increased.

                                                           Continued on page two

FUND STRATEGY

We employed the following strategies in managing the Trust:
- We maintained a barbell approach to credit quality, which means we concentrated our investments in the highest and lowest levels of the investment grade rating spectrum. As of February 28, 1997, about 39 percent of the Trust's long-term investments are AAA-rated, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group. Another 48 percent of the long-term investments are non-rated (with an equivalent rating of investment grade at the time of purchase) or rated BBB or below. By investing at both ends of the investment grade rating spectrum, the portfolio's exposure to the volatility of interest rate movements is more balanced. While the AAA-rated securities have provided safety of principal and total return opportunities, lower-rated and non-rated bonds provide income potential and have tended to exhibit lower price volatility as interest rates change. The value of Trust shares will fluctuate.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality as of February 28, 1997

AAA..................  39.2%
AA...................   4.6%
A....................   8.5%
BBB..................  39.7%
BB...................   1.6%
Non-Rated............   6.4%

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

- Rather than focusing on market timing, we attempt to identify securities that we believe will outperform within a sector and which can be acquired at an attractive price. This "bottom-up" approach to security selection, aided by our research team, provides significant added value to the portfolio.

- We invested in bonds in the 10- to 20-year range of the yield curve, seeking to capture the maximum yield with less volatility. Yields on securities in this maturity range were almost 90 percent of yields on securities maturing in 30 years--about two-thirds of the longer maturity securities.

- We adjusted the Trust's duration to seek to manage volatility. Duration, which is expressed in years, is a measurement of the portfolio's volatility to interest rate movements. Portfolios with shorter durations have tended to perform better when interest rates are rising. At the end of the period, the Trust's duration stood at 7.00 years, comparatively shorter than the Lehman Brothers New York Municipal Bond Index benchmark of 7.69 years. While the shorter duration added to the Trust's performance in the first half of 1996, it prevented the Trust from taking full advantage of the decline in interest rates during the latter half.

                                                         Continued on page three

[BAR GRAPH]

Six-month Dividend History
For the Period Ended February 28, 1997

Sep 1996  ..................  $.0875
Oct 1996  ..................  $.0875
Nov 1996  ..................  $.0875
Dec 1996  ..................  $.0825
Jan 1997  ..................  $.0825
Feb 1997  ..................  $.0825

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

PERFORMANCE SUMMARY

    For the six-month period ended February 28, 1997, the Van Kampen American Capital New York Quality Municipal Trust generated a total return at market price of -1.48 percent(1), including reinvestment of income dividends totaling $0.51 per share. Despite a dividend reduction in December 1996, the Trust offered a tax-exempt distribution rate of 6.29 percent(3), based on the closing common stock price of $15.75 per share on February 28, 1997. Because income from the Trust is exempt from federal and state income tax, this distribution rate represents a yield equivalent to taxable investment earning 10.59 percent(4) (for New York investors in the 40.6 percent combined federal and state income tax bracket).

TOP 5 PORTFOLIO INDUSTRY HOLDINGS BY SECTOR

                                                              AS OF
                                                         FEBRUARY 28, 1997
General Purpose.........................................      27%
Education...............................................      14%
Utilities...............................................      13%
Public Building.........................................      11%
Transportation..........................................      10%

MUNICIPAL MARKET OUTLOOK

    New York's improved economic picture is largely tied to the continued strong securities market, and is somewhat susceptible to rising interest rates or changing prospects for equities. We believe the supply and demand for municipal bonds within the state will be consistent with 1996 levels.

                                                          Continued on page four

    Nationwide, we continue to see signs of a strengthening economy. As a result, we believe it is more likely that interest rates will rise rather than decline, although we do not expect to see a drastic move in either direction. We are, however, maintaining a slightly defensive posture with the Trust by maintaining a relatively short duration in the event of an increase in interest rates.

    Relatively stable interest rates are favorable for the leveraged structure of our closed-end funds, which involves borrowing short-term funds to purchase long-term municipal securities. The leveraged capital structure of the Trust has continued to provide common shareholders with above-market levels of dividend income. It should be noted, however, that a significant rise in short-term interest rates would have an unfavorable effect on the dividend paying ability of the common shares and would also negatively impact the price.

    We believe the Trust is positioned to perform well in the coming months, and do not anticipate major changes in the portfolio's characteristics. We will continue to seek to balance the Trust's total return and dividend income. At the same time, we seek to manage the volatility of the Trust by adjusting the duration when necessary, and to continue to add value through security selection. Thank you for your confidence in Van Kampen American Capital and in your Trust's management team.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

           PERFORMANCE RESULTS FOR THE PERIOD ENDED FEBRUARY 28, 1997

          VAN KAMPEN AMERICAN CAPITAL NEW YORK QUALITY MUNICIPAL TRUST
                            (NYSE TICKER SYMBOL-VNM)

 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)............   (1.48%)
Six-month total return based on NAV(2).....................    5.62%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock price(3)..    6.29%
Taxable-equivalent distribution rate as a % of closing
 common stock price(4).....................................   10.59%

 SHARE VALUATIONS

Net asset value............................................  $ 16.54
Closing common stock price.................................  $15.750
One-year high common stock price (11/06/96)................  $16.750
One-year low common stock price (01/27/97).................  $15.250
Preferred share rate(5)....................................    3.39%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 40.6% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                            PORTFOLIO OF INVESTMENTS

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                   Coupon    Maturity      Market Value
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          NEW YORK  91.3%
$ 3,275   Broome Cnty, NY Ctfs Partn Pub Safety Fac
          (MBIA Insd)..................................   5.250%   04/01/22      $  3,052,529
  1,345   Buffalo, NY Ser B (AMBAC Insd)...............   5.375    02/01/13         1,329,358
  2,000   Erie Cnty, NY Ser B (FGIC Insd)..............   5.625    06/15/20         1,976,780
  3,000   Grand Cent Dist Mgmt Assn Inc NY Business
          Impt Dist Cap Impt (Prerefunded @
          01/01/02)....................................   6.500    01/01/22         3,319,740
  2,500   Herkimer Cnty, NY Indl Dev Agy Indl Dev Rev
          Burrows Paper Corp Recycling.................   8.000    01/01/09         2,465,650
  4,000   Monroe Cnty, NY Arpt Auth Rev Greater
          Rochester Intl (MBIA Insd)...................   7.250    01/01/09         4,345,400
  1,400   Monroe Cnty, NY Indl Dev Agy Rev Pub Impt
          Canal Ponds Park Ser A.......................   7.000    06/15/13         1,501,976
    128   Municipal Assist Corp Troy NY Cap Apprec Ser
          C (MBIA Insd)................................       *    07/15/21            32,544
    195   Municipal Assist Corp Troy NY Cap Apprec Ser
          C (MBIA Insd)................................       *    01/15/22            47,910
  2,000   Nassau Cnty, NY Genl Impt Ser Q (FGIC
          Insd)........................................   5.200    08/01/13         1,974,500
  1,000   New York City Indl Dev Agy Spl Fac Rev 1990
          AMR/American Airls Inc.......................   7.750    07/01/19         1,062,510
  1,000   New York City Indl Dev Agy Spl Fac Rev
          Terminal One Group Assn Proj.................   6.000    01/01/15         1,000,240
  1,500   New York City Indl Dev Agy Spl Fac Rev
          Terminal One Group Assn Proj.................   6.000    01/01/19         1,495,335
  5,000   New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser F (AMBAC Insd).......................   5.500    06/15/12         4,994,450
    180   New York City Ser A..........................   7.750    08/15/06           200,333
  2,660   New York City Ser A (Prerefunded @
          08/15/01)....................................   7.750    08/15/06         3,052,137
 10,000   New York City Ser B (Embedded Cap) (b).......   6.600    10/01/16        10,362,000
  4,450   New York City Ser C Subser C1................   7.500    08/01/20         4,961,928
    550   New York City Ser C Subser C1 (Prerefunded @
          08/01/02)....................................   7.500    08/01/20           636,680
  2,750   New York City Ser D..........................   6.500    02/15/06         2,954,242
    240   New York City Ser F..........................   8.250    11/15/16           273,106
  2,760   New York City Ser F (Prerefunded @
          11/15/01)....................................   8.250    11/15/16         3,238,777
  2,500   New York St Dorm Auth Rev City Univ Sys 3rd
          Genl Res Ser 2...............................   6.000    07/01/20         2,488,875
  1,625   New York St Dorm Auth Rev City Univ Sys Cons
          Ser A........................................   5.625    07/01/16         1,600,397
  2,000   New York St Dorm Auth Rev City Univ Sys Cons
          Ser A (Prerefunded @ 07/01/00)...............   7.625    07/01/20         2,246,480
  2,075   New York St Dorm Auth Rev Genessee Valley Ser
          B (FHA Gtd)..................................   6.900    02/01/32         2,239,361
  1,000   New York St Dorm Auth Rev Lib Fac Svc
          Contract (CapMac Insd).......................   5.250    07/01/19           936,870
  1,000   New York St Dorm Auth Rev NY Pub Lib (MBIA
          Insd)........................................       *    07/01/06           627,570
    905   New York St Dorm Auth Rev NY Pub Lib (MBIA
          Insd)........................................       *    07/01/07           534,900

                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                    Coupon    Maturity      Market Value
----------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 1,000   New York St Dorm Auth Rev NY Pub Lib (MBIA
          Insd).........................................       *    07/01/08      $    555,570
  1,000   New York St Dorm Auth Rev NY Pub Lib (MBIA
          Insd).........................................       *    07/01/09           521,210
  1,000   New York St Dorm Auth Rev NY Pub Lib (MBIA
          Insd).........................................       *    07/01/10           488,020
  1,500   New York St Dorm Auth Rev St Univ Edl Fac.....   5.750%   05/15/10         1,510,950
  2,000   New York St Dorm Auth Rev Upstate Cmnty
          Colleges Ser B (Prerefunded @ 07/01/01).......   7.375    07/01/11         2,262,800
  2,000   New York St Dorm Auth Rev Upstate Cmnty
          Colleges Ser B (Prerefunded @ 07/01/01).......   7.200    07/01/21         2,252,680
  1,725   New York St Dorm Auth Revs Dept Hlth Vets
          Home..........................................   5.500    07/01/11         1,688,050
  3,500   New York St Energy Resh & Dev Auth Elec Fac
          Rev Cons Edison Co NY Inc Proj (MBIA Insd)....   6.000    03/15/28         3,520,930
  1,110   New York St Energy Resh & Dev Auth Elec Fac
          Rev Cons Edison Co NY Inc Proj Ser A (MBIA
          Insd).........................................   7.500    01/01/26         1,203,096
  1,750   New York St Energy Resh & Dev Auth Elec Fac
          Rev Cons Edison Co NY Inc Proj Ser A (MBIA
          Insd).........................................   6.750    01/15/27         1,868,265
  3,000   New York St Energy Resh & Dev Auth Gas Fac Rev
          Brooklyn Union Gas Ser C (MBIA Insd)..........   5.600    06/01/25         2,850,990
  4,000   New York St Energy Resh & Dev Auth Pollutn Ctl
          Rev Niagara Mohawk Pwr Rfdg (FGIC Insd).......   6.625    10/01/13         4,397,440
  2,000   New York St Environmental Fac Corp Solid Waste
          Disp Rev Occidental Petroleum Corp Proj.......   6.100    11/01/30         1,993,820
  3,215   New York St Environmental Fac Corp St Wtr
          Pollutn Ctl Rev Ser E.........................   6.600    06/15/09         3,544,055
  2,220   New York St Hsg Fin Agy Rev Newburgh
          Interfaith Hsg Ser A..........................   7.050    11/01/12         2,341,434
  1,500   New York St Loc Govt Assistance Corp Ser D
          (Prerefunded @ 04/01/02)......................   7.000    04/01/18         1,699,035
    185   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser C...........................   7.300    02/15/21           203,121
    565   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser C (Prerefunded @
          08/15/01).....................................   7.300    02/15/21           640,908
    750   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser D...........................   7.400    02/15/18           824,153
  1,700   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser D (Prerefunded @ 02/15/02)..   7.400    02/15/18         1,944,766
  2,000   New York St Med Care Fac Fin Agy Rev
          Presbyterian Hosp Ser A Rfdg (FHA Gtd)........   5.375    02/15/25         1,908,260
  1,000   New York St Muni Bond Bk Agy Spl Pgm Rev
          Buffalo Ser A.................................   6.875    03/15/06         1,073,380
  3,000   New York St Muni Bond Bk Agy Spl Pgm Rev
          Rochester Ser A...............................   6.750    03/15/11         3,231,660
  2,000   New York St Urban Dev Corp Rev Correctional
          Cap Fac Rfdg..................................   5.625    01/01/07         2,029,580
  5,000   New York St Urban Dev Corp Rev Correctional
          Cap Fac Ser 3 (Prerefunded @ 01/01/02)........   7.000    01/01/21         5,638,450

                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                    Coupon    Maturity      Market Value
----------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 1,500   New York St Urban Dev Corp Rev Correctional
          Cap Fac Ser 4.................................   5.375%   01/01/23      $  1,363,845
  1,115   New York St Urban Dev Corp Rev Proj Pine
          Barrens.......................................   5.375    04/01/17         1,048,434
  1,500   Niagara Falls, NY Brdg Comm Toll Rev Ser B
          Rfdg (FGIC Insd)..............................   5.250    10/01/21         1,395,315
  2,500   Port Auth NY & NJ Cons Ser 77.................   6.250    01/15/27         2,602,100
  1,000   Port Auth NY & NJ Delta Airls Inc Proj Ser
          1R............................................   6.950    06/01/08         1,067,900
  1,380   Upper Mohawk Vly Reg Wtr Fin NY Ser A (FSA
          Insd).........................................   5.125    12/01/16         1,304,900
  1,930   Yonkers, NY Ser A (FGIC Insd).................   6.500    02/15/07         2,120,491
    400   Yonkers, NY Ser A (FGIC Insd).................   6.500    02/15/12           436,680
                                                                                  ------------
                                                                                   126,484,866
                                                                                  ------------
          GUAM  3.0%
  2,000   Guam Arpt Auth Rev Ser B......................   6.400    10/01/05         2,064,460
  1,000   Guam Arpt Auth Rev Ser B......................   6.700    10/01/23         1,035,200
  1,000   Guam Pwr Auth Rev Ser A.......................   6.625    10/01/14         1,043,160
                                                                                  ------------
                                                                                     4,142,820
                                                                                  ------------
          PUERTO RICO  3.0%
  1,000   Centro De Recaudaciones De Ingresos Muni Ctfs
          Partn PR......................................   6.850    10/17/03         1,026,630
  3,122   Puerto Rico Comwlth Dept of Hlth Lease Purch
          Ctfs..........................................   7.250    04/07/01         3,123,790
                                                                                  ------------
                                                                                     4,150,420
                                                                                  ------------
          U.S. VIRGIN ISLANDS  1.6%
  2,000   Virgin Islands Pub Fin Auth Rev Matching Fd Ln
          Nts Ser A Rfdg................................   7.250    10/01/18         2,166,220
                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS  98.9%
  (Cost $127,318,855) (a)...................................................       136,944,326
OTHER ASSETS IN EXCESS OF LIABILITIES  1.1%.................................         1,571,735
                                                                                  ------------
NET ASSETS  100.0%..........................................................      $138,516,061
                                                                                  ============

 * Zero coupon bond

(a) At February 28, 1997, for federal income tax purposes, cost is $127,323,422; the aggregate gross unrealized appreciation is $9,685,414 and the aggregate gross unrealized depreciation is $64,510, resulting in net unrealized appreciation of $9,620,904.

(b) An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $127,318,855) (Note 1)...    $136,944,326
Interest Receivable.........................................       2,010,296
Cash........................................................           9,034
Other.......................................................           3,567
                                                                ------------
    Total Assets............................................     138,967,223
                                                                ------------
LIABILITIES:
Payables:
  Income Distributions - Common and Preferred Shares........         164,382
  Investment Advisory Fee (Note 2)..........................          74,489
  Administrative Fee (Note 2)...............................          21,283
  Affiliates (Note 2).......................................           1,724
Accrued Expenses............................................         131,725
Deferred Compensation and Retirement Plans (Note 2).........          57,559
                                                                ------------
    Total Liabilities.......................................         451,162
                                                                ------------
NET ASSETS..................................................    $138,516,061
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 900 issued with liquidation preference of $50,000
  per share) (Note 5).......................................    $ 45,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 5,655,638 shares issued and
  outstanding) (Note 3).....................................          56,556
Paid in Surplus (Note 3)....................................      83,580,007
Net Unrealized Appreciation on Investments..................       9,625,471
Accumulated Undistributed Net Investment Income.............         343,194
Accumulated Net Realized Loss on Investments................         (89,167)
                                                                ------------
    Net Assets Applicable to Common Shares..................      93,516,061
                                                                ------------
NET ASSETS..................................................    $138,516,061
                                                                ============
NET ASSET VALUE PER COMMON SHARE
  ($93,516,061 divided by 5,655,638 shares outstanding).....    $      16.54
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $4,227,937
                                                                ----------
EXPENSES:
Investment Advisory Fee (Note 2)............................       478,970
Administrative Fee (Note 2).................................       136,849
Preferred Share Maintenance (Note 5)........................        61,378
Custody Expenses............................................        23,721
Trustees Fees and Expenses (Note 2).........................        13,166
Legal (Note 2)..............................................        10,790
Amortization of Organizational Expenses (Note 1)............           428
Other.......................................................        78,927
                                                                ----------
    Total Expenses..........................................       804,229
                                                                ----------
NET INVESTMENT INCOME.......................................    $3,423,708
                                                                ==========
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain on Investments (Including reorganization
  costs of $4,567)..........................................    $    8,723
                                                                ----------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period...................................     7,215,811
  End of the Period.........................................     9,625,471
                                                                ----------
Net Unrealized Appreciation on Investments During the
  Period....................................................     2,409,660
                                                                ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............    $2,418,383
                                                                ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $5,842,091
                                                                ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended February 28, 1997 and
                   the Year Ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended       Year Ended
                                                         February 28, 1997    August 31, 1996
----------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................       $  3,423,708       $  7,026,896
Net Realized Gain on Investments.......................              8,723            266,232
Net Unrealized Appreciation/Depreciation on Investments
  During the Period....................................          2,409,660         (1,542,531)
                                                              ------------       ------------
Change in Net Assets from Operations...................          5,842,091          5,750,597
                                                              ------------       ------------
Distributions from Net Investment Income:
  Common Shares........................................         (2,883,138)        (5,925,408)
  Preferred Shares.....................................           (775,053)        (1,633,939)
                                                              ------------       ------------
                                                                (3,658,191)        (7,559,347)
                                                              ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....          2,183,900         (1,808,750)
FROM CAPITAL TRANSACTIONS (NOTE 3):
Value of Common Shares Issued Through Dividend
  Reinvestment.........................................            132,181             66,182
                                                              ------------       ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..................          2,316,081         (1,742,568)
NET ASSETS:
Beginning of the Period................................        136,199,980        137,942,548
                                                              ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $343,194 and $577,677,
  respectively)........................................       $138,516,061       $136,199,980
                                                              ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                    September 27,
                                                                                         1991
                                                                                    (Commencement
                               Six Months                                           of Investment
                                 Ended              Year Ended August 31            Operations) to
                              February 28,  -------------------------------------     August 31,
                                  1997       1996      1995      1994      1993          1992
--------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period
  (a).......................       $16.148  $16.469   $16.633   $17.958   $16.303          $14.777
                                   -------  -------   -------   -------   -------          -------
  Net Investment Income.....          .606    1.245     1.243     1.302     1.307            1.068
  Net Realized and
    Unrealized Gain/Loss on
    Investments.............          .428    (.226)     .168    (1.163)    1.640            1.400
                                   -------  -------   -------   -------   -------          -------
Total from Investment
  Operations................         1.034    1.019     1.411      .139     2.947            2.468
                                   -------  -------   -------   -------   -------          -------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders..........          .510    1.050     1.050     1.050     1.007             .743
    Common Share Equivalent
      of Distributions Paid
      to Preferred
      Shareholders..........          .137     .290      .267      .211      .195             .199
  Distributions from and in
    Excess of Net Realized
    Gain on Investments:
    Paid to Common
      Shareholders..........           -0-      -0-      .216      .177      .071              -0-
    Common Share Equivalent
      of Distributions Paid
      to Preferred
      Shareholders..........           -0-      -0-      .042      .026      .019              -0-
                                   -------  -------   -------   -------   -------          -------
Total Distributions.........          .647    1.340     1.575     1.464     1.292             .942
                                   -------  -------   -------   -------   -------          -------
Net Asset Value, End of the
  Period....................       $16.535  $16.148   $16.469   $16.633   $17.958          $16.303
                                   =======  =======   =======   =======   =======          =======
Market Price Per Share at
  End of the Period.........       $15.750  $16.500   $15.500   $15.375   $17.250          $15.625
Total Investment Return at
  Market Price (b)..........      (1.48%)*   13.62%     9.73%    (4.08%)   17.94%            9.39%*
Total Return at Net Asset
  Value (c).................        5.62%*    4.45%     7.29%     (.67%)   17.42%           14.00%*
Net Assets at End of the
  Period (In millions)......        $138.5   $136.2    $137.9    $138.9    $146.3           $137.0
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares.............         1.73%    1.74%     1.76%     1.66%     1.66%            1.67%
Ratio of Expenses to Average
  Net Assets................         1.17%    1.18%     1.17%     1.14%     1.13%            1.17%
Ratio of Net Investment
  Income to Average Net
  Assets Applicable to
  Common Shares (d).........         5.69%    5.77%     6.08%     6.31%     6.58%            6.27%
Portfolio Turnover..........           9%*      23%       50%       21%       25%              65%*

(a) Net asset value at September 27, 1991, is adjusted for common and preferred share offering costs of $.223 per common share.

(b) Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total return at net asset value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital New York Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal as well as New York State and New York City income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of New York municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At February 28, 1997, there were no when issued or delayed delivery purchase commitments.

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL EXPENSES--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $30,000. These costs were amortized on a straight line basis over the 60-month period ending September 26, 1996.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $97,890. This amount will expire on August 31, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended February 28, 1997, the Trust recognized expenses of approximately $14,600 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

3. CAPITAL TRANSACTIONS

At February 28, 1997 and August 31, 1996, paid in surplus related to common shares aggregated $83,580,007 and $83,447,906, respectively.

    Transactions in common shares were as follows:

                                                   SIX MONTHS
                                                        ENDED         YEAR ENDED
                                            FEBRUARY 28, 1997    AUGUST 31, 1996
--------------------------------------------------------------------------------
Beginning Shares........................            5,647,596          5,643,496
Shares Issued Through Dividend
  Reinvestment..........................                8,042              4,100
                                                    ---------          ---------
Ending Shares...........................            5,655,638          5,647,596
                                                    =========          =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sale of investments, excluding short-term investments, were $12,717,291 and $14,893,016, respectively.

5. PREFERRED SHARES

The Trust has outstanding 900 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is reset through an auction process every 28 days. The rate in effect on February 28, 1997, was 3.390%. During the six months ended February 28, 1997, the rates ranged from 3.350% to 3.900%.

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

          VAN KAMPEN AMERICAN CAPITAL NEW YORK QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL* - Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

SM denotes a service mark of
   Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

     A Special Meeting of Shareholders of the Trust was held on October 23, 1996, where shareholders voted on a new investment advisory agreement and changes to investment policies. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 4,178,357 shares voted for the proposal, 92,953 shares voted against, 111,073 shares abstained and 744,426 shares represented broker non-votes. With regard to the approval of certain changes to the Trust's fundamental investment policies with respect to investments in other investment companies, 1,900,529 shares voted for the proposal, 136,659 shares voted against, 110,339 shares abstained and 2,979,282 shares represented broker non-votes.